Exhibit 10.1

Equity Transfer Agreement

Transferor (Party A):

Ruisong XU, ID NO: 110105196307253820

Lijun XIAO, ID NO: 150402196508251316

Zhen XIAO, ID NO: 150404197607250017

Transferee (Party B): American Arki Network Service Beijing Co., Ltd

Whereas:

Every one of Party A is legal shareholder of Beijing Shenzhou Rongtong Investment Management Co., Ltd which was established on June 4, 2014. The nature of Beijing Shenzhou Rongtong Investment Management Co., Ltd is a limited liability company which is lawfully established and effectively subsisting in accordance with the Law of the People's Republic of China and other relevant laws with the registered capital of 10,000,000 yuan, the commercial registration number of 110105017347070 and the uniform social credit code of 91110105397032130A. Every one of Party A’s shareholdings in Beijing Shenzhou Rongtong Investment Management Co., Ltd are as follows.

Transferor, Ruisong XU, who holds 30% of shares in Beijing Shenzhou Rongtong Investment Management Co., Ltd.

Transferor, Lijun XIAO, who holds 35% of shares in Beijing Shenzhou Rongtong Investment Management Co., Ltd.

Transferor, Zhen XIAO, who holds 35% of shares in Beijing Shenzhou Rongtong Investment Management Co., Ltd.

The above-mentioned three persons together hold 100% of shares in Beijing Shenzhou Rongtong Investment Management Co., Ltd.

Party B is operating entity company of Consumer capital group inc. ( stock code: CCGN)(a company listed in American) within China, which was established on September 21, 2010 in accordance with the Law of the People's Republic of China and other relevant laws with the registered capital of 100,000,000 yuan, the commercial registration number of 110105013243521 and the uniform social credit code of 91110105562074132F.

Every one of Party A has reached the following agreements with Party B on the transfer of shares of Beijing Shenzhou Rongtong Investment Management Co., Ltd through voluntariness, equality and friendly negotiation:

Article I Equity Transfer

1. Every one of Party A agrees to transfer its equity held in Beijing Shenzhou Rongtong Investment Management Co., Ltd to Party B, and Party B agrees to accept the transfer.

2. Party B shall enjoy all the carried interests and rights under the shares after Party B accepting the shares of every one of Party A, and every one of Party A ensures that neither the above interests and rights shall be guaranteed in any form and nor there shall have legal defects in any form.

Article II Equity Transfer Period of Party A

Every one of Party A shall transfer its all equities to Party B from the date of signing the Agreement within __45__ working days, and complete the corresponding registration procedure of equity change.

Article III. Payment Method of Party B

1. Every one of Party A agree to transfer its entire equities to Party B, since Party B is an operating entity of the US listed company, Consumer capital group inc. (Stock code: CCGN) in China, Consumer capital group inc. agrees to pay the consideration for the acquisition, every one of Party A and Party B have no objections with regard to this. Therefore, the contract price shall be paid to Party A by Consumer capital group inc.

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2. Every one of Party A, Party B and Consumer capital group inc. are all agree that the contract will be paid in the form of equity, and Consumer capital group inc. will pay total of 4,175,417 of its equities to Party A on behalf of Party B, among which 1,252,625 equities shall be paid to Ruisong Xu, the shareholder of Party A, 1,461,396 equities shall be paid to Lijun Xiao, the shareholder of Party A, and 1,461,396 equities shall be paid to Zhen Xiao, the shareholder of Party A.

3. Party B and Consumer capital group inc. shall transfer the aforesaid equities to the every one of Party A within 15 workdays from the date that Party A completes the formalities of change of equity, and complete the corresponding registration procedures of change of equity.

Article IV Declaration of Party A

1. Every one of Party A transfers the shares of Beijing Shenzhou Rongtong Investment Management Co., Ltd legally held by himself or herself on a voluntary basis.

2. All of the statements, explaination, or warranties, commitments made and all materials presented and handed over to Party B by every one of Party A in relation to this transaction are true, legal, and effective, without any fiction, forgery, concealment, omission and other inaccuracies.

3. Every one of Party A guarantees that Party B will not be subject to any rights barriers in any way or barriers threat with similar nature, after Party B receiving the shares transferred by Party A.

4. Every one of Party A enters into and performs this Agreement on the premise that they are entitled to all the lawful rights in relation to shares transfer. Every one of Party A signing up the Agreement and performing their rights and obligations under the Agreement, does not constitute the breach of the Articles of Incorporation of Party A and there is not any legal impediment or limitations.

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Article V Declaration of Party B

1. Party B accepts all the equities and assets transferred by Party A on a voluntary basis.

2. Party B enters into the Agreement and performs its rights and obligations under the Agreement on the premise that it has all the rights, and there is not any breaches of the Articles of Incorporation of Party B or legal impediment or limitations as well.

3. Party B guarantees that the meaning of the acceptance of such equities and all assets is true, and it has sufficient conditions and ability to fulfill this Agreement.

Article VI. Responsibility for Breach of the Agreement

1. If either party fails to perform its obligations in accordance with the provisions of this Agreement, the default party shall undertake the liability for breach of the Agreement in the following manner:

(i) Any losses to the other party caused by any party which arising out of violating the third and fourth article of this Agreement, the default party shall pay 50 thousand yuan of liquidated damages to the observant party.

(ii) If Party B fails to pay the equity transfer price to Party A promptly in accordance with the provisions of this Agreement, Party B shall bear the liquidated damages of 10% of the overdue amount.

2. The above provisions do not affect the right of observant party in accordance with the provisions of the laws, regulations or other terms of this Agreement to claim losses that cannot be compensated in accordance with the provisions of this article.

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Article VII. The Applicable Law and Dispute Settlement Clause

1. The conclusion, effectiveness, interpretation, performance and dispute resolution of the Agreement shall be governed by such laws as the Contract Law of the People's Republic of China and the Company Law of the People's Republic of China. If any contents of this Agreement is in conflict with the laws and regulations, the provisions of the laws and regulations shall prevail.

2. Any disputes related to or arising out of this Agreement should be settled through friendly negotiation of both parties firstly. In the event that disputes fails to be settled within 10 days, both parties are entitled to initiate a lawsuit to the People’s Court located in the place where the Agreement is entered into.

Article VIII Amendment, Modification and Supplement of the Agreement

Any amendment, modification and supplement of the Agreement shall agreed in written forms after negotiation of both parties and will come into force after official signature of both parties.

Article IX Special Agreement

Any existence, contents, publicity and announcement of fulfilment with regard to this Agreement shall be approved and agreed by Party B in written forms in advance, other than for the purpose of complying with the regulations of relevant laws.

Article X Miscellaneous

1. This Agreement shall be made in quadruplicate, each party holds one copy with the same legal force.

2. Matters not covered herein shall be agreed upon by the parties through signing the additional Supplementary Agreement.

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Party A:

Ruisong XU  ___________________

Lijun XIAO  ____________________

Zhen XIAO  ____________________

Party B: American Arki Network Service Beijing Co., Ltd

Legal Representative:

Date of Signing: November 17, 2017

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